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POWERSHARES EXCHANGE-TRADED FUND TRUST


[POWERSHARES(TM) LOGO]

XCHANGE TRADED FUNDS(TM)

POWERSHARES DYNAMIC BUILDING & CONSTRUCTION PORTFOLIO - PKB
POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO - PXE POWERSHARES DYNAMIC INSURANCE PORTFOLIO - PIC
POWERSHARES LUX NANOTECH PORTFOLIO - PXN
POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO - PXJ
POWERSHARES DYNAMIC RETAIL PORTFOLIO - PMR
POWERSHARES DYNAMIC UTILITIES PORTFOLIO - PUI

[GRAPHIC]

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PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of thirty-one separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to seven funds of the Trust, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio (each a "Fund" and together, the "Funds"). The other twenty-four funds of the Trust, the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio, PowerShares International Dividend Achievers(TM) Portfolio and PowerShares Aerospace & Defense Portfolio, are offered through eight separate prospectuses. The shares of the Funds (the "Shares") have been approved for listing, subject to notice of issuance, on the American Stock Exchange. Market prices for Shares may be different from their net asset value ("NAV"). Each Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Prospectus Dated October 26, 2005


                        NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.

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TABLE OF CONTENTS

4    Introduction - The PowerShares Exchange-Traded Fund Trust
4    Who Should Invest In the Funds
4    Tax Advantaged Product Structure
5    Powershares Dynamic Building & Construction Portfolio
12   Powershares Dynamic Energy Exploration & Production Portfolio
19   Powershares Dynamic Insurance Portfolio
26   Powershares Lux Nanotech Portfolio
34   Powershares Dynamic Oil & Gas Services Portfolio
41   Powershares Dynamic Retail Portfolio
48   Powershares Dynamic Utilities Portfolio
55   Additional Investment Strategies
55   Additional Risks
56   Portfolio Holdings
56   Management of the Funds
58   How to Buy and Sell Shares
60   Creations, Redemptions and Transaction Fees
62   Dividends, Distributions and Taxes
65   Distribution Plan
65   Net Asset Value
66   Fund Service Providers
66   Index and Intellidex Providers
67   Disclaimers
69   Other Information

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INTRODUCTION - THE POWERSHARES EXCHANGE-TRADED FUND TRUST

The Trust is an investment company consisting of thirty-one separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before expenses, the price and yield of a specified market index. PowerShares Capital Management LLC is the investment adviser for the funds (the "Adviser").

The Funds' Shares have been approved for listing, subject to notice of issuance, on the American Stock Exchange ("AMEX"). The Funds' Shares will trade at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, each fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks each a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not redeemable securities of the funds.

WHO SHOULD INVEST IN THE FUNDS

The funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike conventional mutual funds, the Shares are traded throughout the day on the AMEX, whereas mutual funds are only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the funds or their ongoing shareholders.

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POWERSHARES DYNAMIC BUILDING & CONSTRUCTION PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Building & Construction Intellidex(SM) Index (the "Building & Construction Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of building and construction companies. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Building & Construction Intellidex. The Building & Construction Intellidex is comprised of stocks of 30 U.S. building and construction companies. These are companies that are primarily engaged in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies may also include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies which provide installation/maintenance/repair work; and land developers. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Building & Construction Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Building & Construction Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Building & Construction Intellidex in proportion to their weightings in the Building & Construction Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Building & Construction Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Building & Construction Intellidex, purchase securities not in the Building & Construction Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Building & Construction Intellidex or utilize various

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combinations of other available investment techniques, in seeking to track accurately the Building & Construction Intellidex. The Fund may sell stocks that are represented in the Building & Construction Intellidex in anticipation of their removal from the Building & Construction Intellidex or purchase stocks not represented in the Building & Construction Intellidex in anticipation of their addition to the Building & Construction Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Building & Construction Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Building and construction stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Building & Construction Intellidex model.

(2) The universe of companies in the Building & Construction Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Building & Construction Industry Group Universe").

(3) Stocks within the Building & Construction Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Building & Construction Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Building & Construction Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Building & Construction Intellidex. Selected stocks are equally weighted

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     within their Sub-Groups. The number of stocks selected from the Building &
     Construction Industry Group Universe is predetermined and is as follows:

     a. The Building & Construction Intellidex includes 30 stocks that are selected from the Building & Construction Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Building & Construction Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Building & Construction Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Building & Construction Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Building & Construction Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Building & Construction Intellidex weight (each of the eight largest stock receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Building & Construction Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Building & Construction Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar

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to those of investing in any fund of equity securities traded on exchanges.
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Building & Construction Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Building & Construction Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Building & Construction Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Building & Construction Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Building & Construction Intellidex, as would be the case if it purchased all of the stocks in the Building & Construction Intellidex with the same weightings as the Building & Construction Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Building & Construction Intellidex.

BUILDING AND CONSTRUCTION INDUSTRY CONCENTRATION RISK

Companies in the building and construction industries are affected by supply and demand both for their specific products or services and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product

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introduction. In addition, government regulation, world events and economic conditions affect the performance of companies in these industries. Companies in this sector are also at risk for environmental damage and product liability claims.

 SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

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WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses (2)(3)
  (fees paid directly from your investments)                                           None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                  0.50%
      Distribution and Service (12b-1) Fees(5)                                           --%
      Other Expenses                                                                   0.18%
      Total Gross Annual Fund Operating Expenses                                       0.68%
      Fee Waivers and Expense Assumption(6)                                            0.05%
Total Net Annual Fund Operating Expenses                                               0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
     --------------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

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POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Energy Exploration & Production Intellidex(SM) Index (the "Energy Exploration & Production Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of companies engaged in energy exploration and production. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Energy Exploration & Production Intellidex. The Energy Exploration & Production Intellidex is comprised of stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These are companies that are principally engaged in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries which process the crude oil into finished products, such as gasoline and automotive lubricants and companies involved in gathering and processing of natural gas, and manufacturing natural gas liquid. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Energy Exploration & Production Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Energy Exploration & Production Intellidex; a figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Energy Exploration & Production Intellidex in proportion to their weightings in the Energy Exploration & Production Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Energy Exploration & Production Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Energy Exploration & Production Intellidex, purchase securities not in the Energy Exploration & Production Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Energy Exploration & Production

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Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Energy Exploration & Production Intellidex. The Fund may sell stocks that are represented in the Energy Exploration & Production Intellidex in anticipation of their removal from the Energy Exploration & Production Intellidex or purchase stocks not represented in the Energy Exploration & Production Intellidex in anticipation of their addition to the Energy Exploration & Production Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Energy Exploration & Production Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Energy exploration and production stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Energy Exploration & Production Intellidex model.

(2) The universe of companies in the Energy Exploration & Production Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Energy Exploration & Production Industry Group Universe").

(3) Stocks within the Energy Exploration & Production Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Energy Exploration & Production Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Energy Exploration & Production Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Energy Exploration & Production Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Energy Exploration & Production Industry Group Universe is predetermined and is as follows:

     a. The Energy Exploration & Production Intellidex includes 30 stocks that are selected from the Energy Exploration & Production Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Energy Exploration & Production Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Energy Exploration & Production Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Energy Exploration & Production Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Energy Exploration & Production Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Energy Exploration & Production Intellidex weight (each of the eight largest stocks receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Energy Exploration & Production Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Energy Exploration & Production Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Energy Exploration & Production Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Energy Exploration & Production Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Energy Exploration & Production Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Energy Exploration & Production Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Energy Exploration & Production Intellidex, as would be the case if it purchased all of the stocks in the Energy Exploration & Production Intellidex with the same weightings as the Energy Exploration & Production Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Energy Exploration & Production Intellidex.

ENERGY INDUSTRY CONCENTRATION RISK

Companies in the energy exploration and production sector may be adversely affected by changes in worldwide energy prices, exploration, production spending and changes in exchange rates. Companies is this sector are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses (2)(3)
  (fees paid directly from your investments)                                           None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                  0.50%
      Distribution and Service (12b-1) Fees(5)                                           --%
      Other Expenses                                                                   0.18%
      Total Gross Annual Fund Operating Expenses                                       0.68%
      Fee Waivers and Expense Assumption(6)                                            0.05%
Total Net Annual Fund Operating Expenses                                               0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
     --------------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

POWERSHARES DYNAMIC INSURANCE PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Insurance Intellidex(SM) Index (the "Insurance Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of insurance companies. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Insurance Intellidex. The Insurance Intellidex is comprised of stocks of 30 U.S. insurance companies. These are companies that are principally engaged in underwriting or distributing and reselling life, health and property/casualty insurance policies. The Insurance Intellidex may include companies that provide coverage for various types of property and casualty risks; guarantee payment to a beneficiary when an insured person ceases to generate income, typically at death or retirement; or protect against financial loss resulting from medical bills and/or the financial consequences of poor health. Insurance brokerage and reinsurance companies may also be included in the Insurance Intellidex. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Insurance Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Insurance Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Insurance Intellidex in proportion to their weightings in the Insurance Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Insurance Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Insurance Intellidex, purchase securities not in the Insurance Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Insurance Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Insurance Intellidex. The Fund may sell stocks that are represented in the Insurance Intellidex in anticipation of their removal from the Insurance Intellidex or purchase stocks not represented in the Insurance Intellidex in anticipation of their addition to the Insurance Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Insurance Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Insurance stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Insurance Intellidex model.

(2) The universe of companies in the Insurance Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Insurance Industry Group Universe").

(3) Stocks within the Insurance Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Insurance Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Insurance Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Insurance Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Insurance Industry Group Universe is predetermined and is as follows:

     a. The Insurance Intellidex includes 30 stocks that are selected from the Insurance Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Insurance Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Insurance Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Insurance Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Insurance Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Insurance Intellidex weight (each of the eight largest stock receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Insurance Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Insurance Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Insurance Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Insurance Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Insurance Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Insurance Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Insurance Intellidex, as would be the case if it purchased all of the stocks in the Insurance Intellidex with the same weightings as the Insurance Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Insurance Intellidex.

INSURANCE INDUSTRY CONCENTRATION RISK

Companies involved in the insurance industry are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. In addition, certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased government regulations or tax law changes in the future.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
  (fees paid directly from your investments)                                           None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                  0.50%
      Distribution and Service (12b-1) Fees(5)                                           --%
      Other Expenses                                                                   0.18%
      Total Gross Annual Fund Operating Expenses                                       0.68%
      Fee Waivers and Expense Assumption(6)                                            0.05%
Total Net Annual Fund Operating Expenses                                               0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
        ---------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

POWERSHARES LUX NANOTECH PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lux Nanotech Index(TM) (the "Lux Nanotech Index" or "Underlying Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of nanotechnology companies. A nanotechnology company is a company that focuses on the development and use of devices that have a size of only a few nanometres. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Lux Nanotech Index. The Lux Nanotech Index is a modified equal dollar weighted index comprised of stocks of 26 publicly traded companies which seek to measure the performance of securities in the nanotechnology field. These are companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund generally will invest in the stocks comprising the Lux Nanotech Index in proportion to their weightings in the Lux Nanotech Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Lux Nanotech Index. There may also be instances in which the Adviser may choose to overweight another stock in the Lux Nanotech Index, purchase securities not in the Lux Nanotech Index which the Adviser believes are appropriate to substitute for certain securities in the Lux Nanotech Index or utilize various combinations of other available investment techniques, in seeking to track accurately the Lux Nanotech Index. The Fund may sell stocks that are represented in the Lux Nanotech Index in anticipation of their removal from the Lux Nanotech Index or purchase stocks not represented in the Lux Nanotech Index in anticipation of their addition to the Lux Nanotech Index.

INDEX METHODOLOGY

The Lux Nanotech Index includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers.

The Lux Nanotech Index is calculated using a modified equal weighting methodology. In conjunction with the scheduled quarterly updates to the Lux Nanotech Index, the components are split into two groups: nanotechnology specialists and end-use incumbents. Components within each group are equally weighted as described below:

(1) Nanotechnology specialists are defined as small- and mid-sized companies (less than $5 billion in annual revenue) that focus specifically on developing or funding emerging nanotechnology applications. All have nanotechnology as either a company-wide or business-unit-wide focus, and most work with larger companies as manufacturing or distribution partners. End-use incumbents are large companies (greater than $5 billion in annual revenue) that are applying nanotechnology to existing product lines. All are leaders in nanotechnology research and development, commercialization in products, or both.

(2) The two groups are then equally weighted with seventy-five percent (75%) applied to the nanotechnology specialist components and twenty-five percent (25%) for the end-use incumbent components.

The AMEX serves as the calculation agent for the Lux Nanotech Index. The value of the Lux Nanotech Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. under the ticker symbol "LUXNI."

INDEX CONSTRUCTION

The Lux Nanotech Index was created by, and is a trademark of, Lux Research, Inc. ("Lux"). The Lux Nanotech Index is founded on the rigorous analytical frameworks that Lux has developed in its studies of nanotechnology commercialization. In October 2004, Lux developed a value chain framework, which separates nanomaterials and intermediate products from final goods. The Lux Nanotech Index seeks to track the performance of a balanced set of companies across the following four stages of this value chain framework:

(1) Nanomaterials are purposefully engineered structures of matter with a dimension of less than 100 nanometers that exhibit size-dependent properties and have been minimally processed.

(2) Nanointermediates are intermediate products, which do not include raw materials or goods that represent final consumption, that either incorporate nanomaterials or have been constructed from scratch with nanoscale features.

(3) Nano-enabled products are finished goods at the end of a value chain that incorporate nanomaterials or nanointermediates.

(4) Nanotools are technical instruments and software used to visualize, manipulate and model matter at the nanoscale.

In addition, the Lux Nanotech Index also aims to track performance across three broad industry sectors impacted by nanotechnology, including materials and manufacturing, electronics and internet technology, and healthcare and life sciences. The relative pace at which companies in these sectors are incorporating emerging nanotechnology is reflected in the Lux Nanotech Index composition.

The Lux Nanotech Index includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. To be included in the Lux Nanotech Index, components must meet the following on the determination date:

(1) Be listed on the NYSE or AMEX, or quoted on the NASDAQ National Markets or Small Cap Market systems.

(2)  Have a minimum $75 million market valuation.

(3) Have a minimum average daily trading volume over the preceding three months of 50,000 shares.

The Lux Nanotech Index selection committee may at any time and from time to time change the number of companies comprising the Lux Nanotech Index by adding or deleting one or more components, or replace one or more issues contained in the Lux Nanotech Index with one or more substitute stocks of its choice if, in the Index Provider's discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Lux Nanotech Index relates.

INDEX REBALANCING

The Lux Nanotech Index is rebalanced quarterly each March, June, September and December. The Lux Nanotech Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on June 30, 2003.

Changes to the Lux Nanotech Index composition and/or the component share weights in the Lux Nanotech Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (the "Rebalance Date"). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date (the "Determination Date"). The Lux Nanotech Index components are determined five days prior to the Rebalance Date.

In conjunction with the quarterly review, the share weights used in the calculation of the Lux Nanotech Index are updated based upon the prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the Lux Nanotech Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

MERGERS AND CORPORATE RESTRUCTURINGS

In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition. The Index Provider may substitute components or change the number of issues included in the Lux Nanotech Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Lux Nanotech Index portfolio, the payment of extra-ordinary dividends, spin-offs, rights offerings, re-capitalization or other corporate actions affecting a component of the Lux Nanotech Index; the Lux Nanotech Index divisor may be adjusted to ensure that there are no changes to the Lux Nanotech Index level as a result of non-market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Lux Nanotech Index.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Lux Nanotech Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Lux Nanotech Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Lux Nanotech Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Lux Nanotech Index, as would be the case if it purchased all of the stocks in the Lux Nanotech Index with the same weightings as the Lux Nanotech Index.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Lux Nanotech Index.

NANOTECHNOLOGY INDUSTRY CONCENTRATION RISK

Small technology companies are especially risky. These companies may be smaller and less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies are generally subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

Nanotechnology is a developing area of technology. As a result, little is known about the future commercial value of nanotechnology. Furthermore, because the future commercial value is difficult to estimate and is subject to various interpretations, the timing of additional future commercially available nanotechnology products is highly uncertain.

SMALL COMPANY RISK

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
  (fees paid directly from your investments)                                                None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees(5)                                                --%
      Other Expenses                                                                        0.25%
      Total Gross Annual Fund Operating Expenses                                            0.75%
      Fee Waivers and Expense Assumption(6)                                                 0.05%
Total Net Annual Fund Operating Expenses                                                    0.70%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
        ---------------------------------------------------------------
                 $ 77                                  $ 240

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $12,489 if the Creation Unit is redeemed after one year, and $36,953 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Oil Services Intellidex(SM) Index (the "Oil Services Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Oil Services Intellidex. The Oil Services Intellidex is comprised of stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Oil Services Intellidex may include companies that are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Oil Services Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Oil Services Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Oil Services Intellidex in proportion to their weightings in the Oil Services Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Oil Services Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Oil Services Intellidex, purchase securities not in the Oil Services Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Oil Services Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Oil Services Intellidex. The Fund may sell stocks that are represented in the Oil Services Intellidex in anticipation of their removal from the Oil Services Intellidex or purchase stocks not represented in the Oil Services Intellidex in anticipation of their addition to the Oil Services Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Oil Services Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Stocks of companies that provide support for oil and gas operations are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Oil Services Intellidex model.

(2) The universe of companies in the Oil Services Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Oil Services Industry Group Universe").

(3) Stocks within the Oil Services Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Oil Services Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Oil Services Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Oil Services Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Oil Services Industry Group Universe is predetermined and is as follows:

     a. The Oil Services Intellidex includes 30 stocks that are selected from the Oil Services Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Oil Services Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Oil Services Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Oil Services Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Oil Services Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Oil Services Intellidex weight (each of the eight largest stocks receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Oil Services Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Oil Services Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Oil Services Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Oil Services Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Oil Services Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Oil Services Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Oil Services Intellidex, as would be the case if it purchased all of the stocks in the Oil Services Intellidex with the same weightings as the Oil Services Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Oil Services Intellidex.

OIL SERVICES INDUSTRY CONCENTRATION RISK

Companies in the energy exploration and production sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. Companies is this sector are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses (2)(3)
  (fees paid directly from your investments)                                                 None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                        0.50%
      Distribution and Service (12b-1) Fees(5)                                                 --%
      Other Expenses                                                                         0.18%
      Total Gross Annual Fund Operating Expenses                                             0.68%
      Fee Waivers and Expense Assumption(6)                                                  0.05%
Total Net Annual Fund Operating Expenses                                                     0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.

(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
        ---------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation

Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

POWERSHARES DYNAMIC RETAIL PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Retail Intellidex(SM) Index (the "Retail Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of retail companies. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Retail Intellidex. The Retail Intellidex is comprised of stocks of 30 U.S. retailers. These are companies that are principally engaged in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies may also be included. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Retail Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Retail Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Retail Intellidex in proportion to their weightings in the Retail Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Retail Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Retail Intellidex, purchase securities not in the Retail Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Retail Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Retail Intellidex. The Fund may sell stocks that are represented in the Retail Intellidex in anticipation of their removal from the Retail Intellidex or purchase stocks not represented in the Retail Intellidex in anticipation of their addition to the Retail Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Retail Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Retail stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Retail Intellidex model.

(2) The universe of companies in the Retail Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Retail Industry Group Universe").

(3) Stocks within the Retail Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Retail Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Retail Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Retail Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Retail Industry Group Universe is predetermined and is as follows:

     a. The Retail Intellidex includes 30 stocks that are selected from the Retail Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Retail Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Retail Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Retail Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Retail Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Retail Intellidex weight (each of the eight largest stocks receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Retail Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Retail Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Retail Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Retail Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Retail Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Retail Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Retail Intellidex, as would be the case if it purchased all of the stocks in the Retail Intellidex with the same weightings as the Retail Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Retail Intellidex.

RETAIL INDUSTRY CONCENTRATION RISK

The retail industry may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail sector depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail industry is subject to severe competition.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses (2)(3)
  (fees paid directly from your investments)                                            None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                   0.50%
      Distribution and Service (12b-1) Fees(5)                                            --%
      Other Expenses                                                                    0.18%
      Total Gross Annual Fund Operating Expenses                                        0.68%
      Fee Waivers and Expense Assumption(6)                                             0.05%
Total Net Annual Fund Operating Expenses                                                0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.

(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
         -------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

POWERSHARES DYNAMIC UTILITIES PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Utilities Intellidex(SM) Index (the "Utilities Intellidex" or "Underlying Intellidex").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of utilities companies. In pursuit of its objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Utilities Intellidex. The Utilities Intellidex is comprised of stocks of 30 U.S. utilities companies. These companies are principally engaged in providing either energy, water or natural gas utilities. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; and provide water to customers, as well as dealing with associated wastewater. Stocks are selected principally on the basis of their capital appreciation potential as identified by the AMEX (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Utilities Intellidex. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Utilities Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Utilities Intellidex in proportion to their weightings in the Utilities Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Utilities Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Utilities Intellidex, purchase securities not in the Utilities Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Utilities Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Utilities Intellidex. The Fund may sell stocks that are represented in the Utilities Intellidex in anticipation of their removal from the Utilities Intellidex or purchase stocks not represented in the Utilities Intellidex in anticipation of their addition to the Utilities Intellidex.

INTELLIDEX METHODOLOGY

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Utilities Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

INDEX CONSTRUCTION

(1) Utilities stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, the AMEX and the NASDAQ and are ranked for investment potential using a proprietary AMEX Utilities Intellidex model.

(2) The universe of companies in the Utilities Intellidex is defined by the AMEX using research provided by Revere Data, LLC to help the AMEX identify those companies that have significant operations in that industry group (the "Utilities Industry Group Universe").

(3) Stocks within the Utilities Industry Group Universe are further divided into two market-cap groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Utilities Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Utilities Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Utilities Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Utilities Industry Group Universe is predetermined and is as follows:

     a. The Utilities Intellidex includes 30 stocks that are selected from the Utilities Industry Group Universe based on their Model Score as follows:

           i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Utilities Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

          ii. Twenty-two of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Utilities Intellidex weight (each smaller stock receives on average 2.73%). The twenty-two component stocks selected are the components with the best Model Score in that Sub-Group.

     b. In the event that the Utilities Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Utilities Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

           i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Utilities Intellidex weight (each of the eight largest stocks receives on average 5%).

          ii. The other twenty-two of the selected stocks collectively receive 60% of the total Utilities Intellidex weight (each of the twenty-two smaller stocks receives on average 2.73%).

The Utilities Intellidex is adjusted quarterly.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Utilities Intellidex.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the Utilities Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Utilities Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Utilities Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Utilities Intellidex, as would be the case if it purchased all of the stocks in the Utilities Intellidex with the same weightings as the Utilities Intellidex.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Utilities Intellidex.

UTILITIES INDUSTRY CONCENTRATION RISK

The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse conditions affecting such industry than a fund that does not have its assets invested to a similar degree in such issuers. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters.

Issuers in the utility industry also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Shareholder Transaction Expenses (2)(3)
  (fees paid directly from your investments)                                             None*
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund's assets)
      Management Fees                                                                    0.50%
      Distribution and Service (12b-1) Fees(5)                                             --%
      Other Expenses                                                                     0.18%
      Total Gross Annual Fund Operating Expenses                                         0.68%
      Fee Waivers and Expense Assumption(6)                                              0.05%
Total Net Annual Fund Operating Expenses                                                 0.63%

(1) THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2) WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3) IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4)  EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6) PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SEC AND STATE REGISTRATION FEES; AND
     (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
         --------------------------------------------------------------
                 $ 69                                  $ 218

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,420 if the Creation Unit is redeemed after one year, and $33,631 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

ADDITIONAL INVESTMENT STRATEGIES

Each Fund will normally invest at least 80% of its total assets in component securities that comprise its respective Underlying Index or Intellidex. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index or Underlying Intellidex, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index or Underlying Intellidex to be reflected in the portfolio composition of each Fund.

The investment objective of each Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

SECURITIES LENDING

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISKS

TRADING ISSUES

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE

The net asset value of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index or Underlying Intellidex trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of the Shares should not be sustained.

SECURITIES LENDING

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the
Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

MANAGEMENT OF THE FUNDS

PowerShares Capital Management LLC is a registered investment adviser with its offices at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser and sponsor of the Trust, also known as PowerShares XTF, a family of exchange-traded funds, with combined assets under management of in excess of $2.04 billion as of September 30, 2005. PowerShares XTF is currently comprised of thirty-one exchange-traded funds.

PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolios is John W. Southard Jr., CFA, MBA. Mr. Southard is a Managing Director at the Adviser, and has been with the Adviser since its inception in August 2002. Mr. Southard also has been with each Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities from May 2001 to August 2002. Prior to his work at Charles A. Schwab & Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001. The Funds' Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Trust.

The Adviser will receive fees from each Fund equal to 0.50% of the Fund's average daily net assets. Pursuant to the Investment Advisory Agreement with respect to each Fund included in this Prospectus, until at least April 30, 2007, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have also entered into the Expense Agreement, applicable to each Fund, in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the Expense Cap. Expenses borne by the Adviser are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the Underlying Indexes or Intellidexes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

HOW TO BUY AND SELL SHARES

The Shares will be issued or redeemed by each Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds will trade under the following AMEX symbols, subject to notice of issuance:

FUND                                                            AMEX TRADING SYMBOL
----                                                            -------------------
PowerShares Dynamic Building & Construction Portfolio                           PKB
PowerShares Dynamic Energy Exploration & Production Portfolio                   PXE
PowerShares Dynamic Insurance Portfolio                                         PIC
PowerShares Lux Nanotech Portfolio                                              PXN
PowerShares Dynamic Oil & Gas Services Portfolio                                PXJ
PowerShares Dynamic Retail Portfolio                                            PMR
PowerShares Dynamic Utilities Portfolio                                         PUI

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

FUND SHARE TRADING PRICES

The trading prices of Shares of each Fund on the AMEX may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

PURCHASE

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's Underlying Index or Underlying Intellidex (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily net asset value per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION

Each Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the

Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

-    Your Fund makes distributions,

-    You sell your Shares listed on the AMEX, and

-    You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by a Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate is currently 28%.

TAXES ON EXCHANGE-LISTED SHARE SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

DISTRIBUTION PLAN

ALPS Distributors, Inc. serves as the Distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board of Trustees of the Trust has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.

No 12b-1 fees are currently paid by either Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NET ASSET VALUE

The Bank of New York Company, Inc. ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

FUND SERVICE PROVIDERS

BONY is the administrator, custodian and fund accounting and transfer agent for each Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX AND INTELLIDEX PROVIDERS

Lux is the Index Provider for the PowerShares Lux Nanotech Portfolio. Lux is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Lux to use the Index. The PowerShares Lux Nanotech Portfolio is entitled to use the Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

The AMEX is the Intellidex Provider for the PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio. The AMEX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the AMEX to use the Underlying Intellidexes. Each of the PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio is entitled to use the respective Underlying Intellidex pursuant to a sub-licensing arrangement with the Adviser.


The AMEX develops, calculates, and maintains its own proprietary indices, and serves as the calculation agent for third-party indices. AMEX publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by the AMEX are used as benchmarks, or to support the trading of Exchange Traded Funds, Index Options, and other Structured Products listed on the AMEX. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by the AMEX as early as practicable prior to the effectiveness of the change or scheduled event - these announcements are currently available on the Index Daily List on http://www.AMEXtrader.com.

DISCLAIMERS

The Dynamic Building & Construction Intellidex(SM) Index, Dynamic Energy Exploration & Production Intellidex(SM) Index, Dynamic Insurance Intellidex(SM) Index, Dynamic Oil Services Intellidex(SM) Index, Dynamic Retail Intellidex(SM) Index and Dynamic Utilities Intellidex(SM) Index are trademarks of the AMEX and have been licensed for use for certain purposes by the Adviser. The Lux Nanotech Index(TM) is a trademark of Lux and has been licensed for use for certain purposes by the Adviser. Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based:

                                                                   UNDERLYING INDEX OR
FUND                                                               UNDERLYING INTELLIDEX
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Building & Construction Portfolio              Dynamic Building & Construction Intellidex(SM) Index
PowerShares Dynamic Energy Exploration & Production Portfolio      Dynamic Energy Exploration & Production Intellidex(SM) Index
PowerShares Dynamic Insurance Portfolio                            Dynamic Insurance Intellidex(SM) Index
PowerShares Lux Nanotech Portfolio                                 Lux Nanotech Index(TM)
PowerShares Dynamic Oil & Gas Services Portfolio                   Dynamic Oil Services Intellidex(SM) Index
PowerShares Dynamic Retail Portfolio                               Dynamic Retail Intellidex(SM) Index
PowerShares Dynamic Utilities Portfolio                            Dynamic Utilities Intellidex(SM) Index

None of the Funds is sponsored, endorsed, sold or promoted by the AMEX or Lux, as the case may be, and none of the AMEX or Lux makes any representation regarding the advisability of investing in Shares of these Funds.

Lux, Lux Research and Lux Nanotech Index are trademarks of Lux and have been licensed for use for certain purposes by the Adviser based on the Lux Nanotech Index and are not sponsored, endorsed, sold or promoted by Lux, and Lux makes no representation regarding the advisability of investing in such product(s).

The Shares of the PowerShares Lux Nanotech Protfolio, a series of the Trust, are not sponsored, endorsed, sold or promoted by Lux. Lux makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Lux Nanotech Index to track general stock market performance. Lux's only relationship to the Adviser is the licensing of certain trademarks and trade names of Lux and of the Lux Nanotech Index which is determined, composed and calculated by Lux without regard to the Adviser, the Trust or the Shares. Lux has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Lux Nanotech Index. Lux is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Lux has no obligation or liability in connection with the administration, marketing or trading of the Shares.

LUX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LUX NANOTECH INDEX AND/OR ANY DATA INCLUDED THEREIN. LUX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LUX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LUX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The AMEX makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Intellidex Provider, the AMEX's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of the AMEX, the Dynamic Building & Construction Intellidex(SM) Index, Dynamic Energy Exploration & Production Intellidex(SM) Index, Dynamic Insurance Intellidex(SM) Index, Dynamic Oil Services Intellidex(SM) Index, Dynamic Retail Intellidex(SM) Index and Dynamic Utilities Intellidex(SM) Index. In addition, the AMEX acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The AMEX has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Indices. The AMEX is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The AMEX has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The AMEX does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and the AMEX shall have no liability for any errors, omissions, or interruptions therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Intellidexes or any data included therein. The AMEX makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes or Intellidexes even if notified of the possibility of such damages.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FOR MORE INFORMATION

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' Statement of Additional Information ("SAI"). The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. If you have questions about the Funds or Shares or you wish to obtain the SAI free of charge, please:

         Call: ALPS Distributors, Inc. at 1-800-THE-AMEX (843-2639) Monday through Friday
                  8:00 a.m. to 5:00 p.m. Mountain Time

         Write:   PowerShares Exchange-Traded Fund Trust
                  c/o ALPS Distributors, Inc.
                  1625 Broadway, Suite 2200
                  Denver, Colorado 80202

         Visit:   www.powershares.com

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

         publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. The Trust's registration number under the 1940 Act is 811-21265.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                                          PowerShares Exchange-Traded Fund Trust
                                              Wheaton Oaks Professional Building
                                                         855 West Prairie Avenue
                                                               Wheaton, IL 60187

                                                                    800.983.0903
                                                             www.powershares.com

POWERSHARES EXCHANGE-TRADED FUND TRUST

[POWERSHARES(TM) LOGO]

XCHANGE TRADED FUNDS(TM)

POWERSHARES AEROSPACE & DEFENSE PORTFOLIO - PPA

[GRAPHIC]

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of thirty-one separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to one fund of the Trust, PowerShares Aerospace & Defense Portfolio (the "Fund"). The other thirty funds of the Trust, the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio, PowerShares International Dividend Achievers(TM) PortfolIO, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio, are offered through eight separate prospectuses. The shares of the Fund (the "Shares") have been approved for listing, subject to notice of issuance, on the American Stock Exchange. Market prices for Shares may be different from their net asset value ("NAV"). The Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUND.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus Dated October 26, 2005

                        NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.

TABLE OF CONTENTS

4      Introduction - The PowerShares Exchange-Traded Fund Trust
4      Who Should Invest In the Funds
4      Tax Advantaged Product Structure
5      PowerShares Aerospace & Defense Portfolio
15     Additional Investment Strategies
15     Additional Risks
16     Portfolio Holdings
17     Management of the Fund
18     How to Buy and Sell Shares
20     Creations, Redemptions and Transaction Fees
22     Dividends, Distributions and Taxes
25     Distribution Plan
25     Net Asset Value
26     Fund Service Providers
26     Index Provider
26     Disclaimers
27     Other Information

INTRODUCTION - THE POWERSHARES EXCHANGE-TRADED FUND TRUST

The Trust is an investment company consisting of thirty-one separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before expenses, the price and yield of a specified market index. PowerShares Capital Management LLC is the investment adviser for the funds (the "Adviser").

The Fund's Shares have been approved for listing, subject to notice of issuance, on the American Stock Exchange ("AMEX"). The Fund's Shares will trade at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, each fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not redeemable securities of the funds.

WHO SHOULD INVEST IN THE FUNDS

The funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike conventional mutual funds, the Shares are traded throughout the day on the AMEX, whereas mutual funds are only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the funds or their ongoing shareholders.

POWERSHARES AEROSPACE & DEFENSE PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the SPADE(TM) Defense Index (the "Underlying Sector Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in common stocks of aerospace and defense companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the SPADE(TM) Defense Index. The Adviser will seek to match the performance of the SPADE(TM) Defense Index. The SPADE(TM) Defense Index is comprised of approximately 50 U.S. companies whose shares are listed on a U.S. Exchange. These are companies that are principally engaged in the research, development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics. Stocks are identified by ISBC, LLC ("ISBC" or the "Index Provider"). The 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the SPADE(TM) Defense Index. The Fund generally will invest in the stocks comprising the SPADE(TM) Defense Index in proportion to their weightings in the SPADE(TM) Defense Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks In those weightings. In those circumstances, the Fund may purchase a sample of stocks in the SPADE(TM) Defense Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the SPADE(TM) Defense Index, purchase securities not in the SPADE(TM) Defense Index which the Adviser believes are appropriate to substitute for certain securities in the SPADE(TM) Defense Index or utilize various combinations of other available investment techniques, in seeking to track accurately the SPADE(TM) Defense Index. The Fund may sell stocks that are represented in the SPADE(TM) Defense Index in anticipation of their removal from the SPADE(TM) Defense Index or purchase stocks not represented in the SPADE(TM) Defense Index in anticipation of their addition to the SPADE(TM) Defense Index.

INDEX METHODOLOGY

The SPADE(TM) Defense Index is a modified market capitalization weighted index comprised of publicly traded companies that seeks to measure the performance of securities in the defense, homeland security and space marketplace.

INDEX CONSTRUCTION

The SPADE(TM) Defense Index includes companies that are involved with the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations that are listed on the NYSE, AMEX or quoted on the NASDAQ National Market. To be included in the SPADE(TM) Defense Index, components must meet the following criteria:

   (1) Maintain a minimum $100 million market valuation during the 25 days preceding the initial inclusion date.

   (2) Maintain a minimum $5.00 daily sale price during the 25 days preceding the initial inclusion date.

   (3) Have a minimum average daily trading volume over the preceding 25 days prior to the inclusion date of 50,000 shares.

   (4) Have a quarterly sales/revenue/turnover of at least $10 million for the prior two announced quarters preceding its inclusion.

ISBC may at any time and from time to time change the number of issues comprising the SPADE(TM) Defense Index by adding or deleting one or more components, or replace one or more issues contained in the SPADE(TM) Defense Index with one or more substitute stocks of its choice, if in ISBC's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the SPADE(TM) Defense Index relates.

CALCUALTION METHODOLOGY

The SPADE(TM) Defense Index is calculated using a modified market capitalization weighting methodology. The components' market capitalization weights are modified to conform to the following asset diversification rules, which are applied in conjunction with the scheduled quarterly updates to the SPADE(TM) Defense Index.

   (1) The weight of any component stock may not account for more than 10% of the total value of the SPADE(TM) Defense Index; component stocks greater than 10% of the SPADE(TM) Defense Index are reduced to individually represent 10% of the value of the SPADE(TM) Defense Index. The aggregate amount by which all components over 10% were reduced is redistributed proportionately across the remaining components that represent less than 10% of the SPADE(TM) Defense Index value. After this redistribution, if any other component then exceeds 10%, the component is set to 10% of the SPADE(TM) Defense Index value and the redistribution is repeated.

   (2) The SPADE(TM) Defense Index components are then sorted into two groups: large and small by Defense Index weight. Large components have an index weight of 4.5% or greater and small components are those that are under 4.5%. The large components will be scaled down to in aggregate equal 45% of the SPADE(TM) Defense Index weight with a floor of 4.5%. The aggregate amount by which the large components were reduced will be redistributed proportionately to the small components. After the redistribution, if any small component's weight exceeds 4%, then the weight of such components is set equal to 4% and the balance is redistributed proportionately to the remaining small components. The process is repeated until all small components are less than or equal to 4%.

MAINTENANCE OF THE INDEX

   (1) In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition.

   (2) ISBC may substitute components or change the number of issues included in the Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations.

   (3) In the event of component or share weight changes to the SPADE(TM) Defense Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalization or other corporate actions affecting a component of the SPADE(TM) Defense Index, the SPADE(TM) Defense Index divisor may be adjusted to ensure that there are no changes to the SPADE(TM) Defense Index level as a result of non-market forces.

   (4) For changes in a component's shares outstanding greater than 5% due to a merger, acquisition or spin-off, an adjustment will be made effective after the close on the effective date of the corporate action. Share changes less than 5% are made during the scheduled quarterly updates to the SPADE(TM) Defense Index.

QUARTERLY UPDATES TO THE INDEX

Changes to the SPADE(TM) Defense Index composition and/or the component share weights in the SPADE(TM) Defense Index typically take effect after the close of trading on the next to last business day of each calendar quarter month ("Rebalance Date"). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, the share weights used in the calculation of the SPADE(TM) Defense Index are updated based upon current shares outstanding and prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the SPADE(TM) Defense Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

CONTINUED INCLUSION

Component stocks will typically be removed from the SPADE(TM) Defense Index under the following conditions at the time of rebalancing:

   (1) Total market capitalization falls below $75 million for 25 consecutive trading days.

   (2) The daily trading volume declines below 40,000 shares for the 25 preceding trading days.

   (3)  Last-reported sale price falls below $3.00 per share.

The above requirements notwithstanding, ISBC reserves the authority to remove one or more component stocks at any time if it believes such stock(s) no longer provide adequate representation of the sector or no longer maintain the quality and/or character of the SPADE(TM) Defense Index.

INDEX ADJUSTMENTS: SCHEDULING AND PRE-ANNOUNCEMENT

Rebalancing will occur during the months of March, June, September and December during which time the component stocks of the SPADE(TM) Defense Index will be reviewed to determine their ongoing eligibility and new companies will be added that meet the criteria for inclusion.

Whenever practical, ISBC will pre-announce stock additions and/or deletions as well as certain Index share weight changes at least two trading days before making such changes effective - either via www.amextrader.com, broadcast email or press release. Rebalancing will become effective on the next to last day of calendar business in March, June, September and December.

The SPADE(TM) Defense Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the SPADE(TM) Defense Index. The Adviser seeks a correlation of
0.95 or better between the Fund's performance and the performance of the SPADE(TM) Defense Index; a figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the stocks comprising the SPADE(TM) Defense Index in proportion to their weightings in the SPADE(TM) Defense Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the SPADE(TM) Defense Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the SPADE(TM) Defense Index, purchase securities not in the SPADE(TM) Defense Index which the Adviser believes are appropriate to substitute for certain securities in the SPADE(TM) Defense Index or utilize various combinations of other available investment techniques in seeking to track accurately the SPADE(TM) Defense Index. The Fund may sell stocks that are represented in the SPADE(TM) Defense Index in anticipation of their removal from the SPADE(TM) Defense Index or purchase stocks not represented in the SPADE(TM) Defense Index in anticipation of their addition to the SPADE(TM) Defense Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

MARKET TRADING RISK

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the SPADE(TM) Defense Index.

MARKET RISK

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK

The Fund's return may not match the return of the SPADE(TM) Defense Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the SPADE(TM) Defense Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the SPADE(TM) Defense Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the SPADE(TM) Defense Index, as would be the case if it purchased all of the stocks in the SPADE(TM) Defense Index with the same weightings as the SPADE(TM) Defense Index.

REPLICATION MANAGEMENT RISK

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the SPADE(TM) Defense Index.

AEROSPACE AND DEFENSE INDUSTRY CONCENTRATION RISK

The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:

- termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

- termination by the U.S. Government of any contract for convenience would generally limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

- modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

- failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

- results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

- successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in U.S. Government spending. U.S. Government spending in aerospace and defense is not generally correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.

In addition, the aerospace and defense industry can be affected by competition within the industry, labor relations and the price of fuel. Airline deregulation has substantially diminished the Government's role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

SMALL AND MEDIUM-SIZED COMPANY RISK

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

NON-DIVERSIFIED FUND RISK

In addition, the Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW THE FUND HAS PERFORMED

The Fund has not yet commenced operations and therefore does not have a performance history.

WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
  (fees paid directly from your investments)                               None*
Annual Fund Operating Expenses(4)
  (expenses that are deducted from the Fund's assets)
      Management Fees                                                      0.50%
      Distribution and Service (12b-1) Fees(5)                               --%
      Other Expenses                                                       0.21%
      Total Gross Annual Fund Operating Expenses                           0.71%
      Fee Waivers and Expense Assumption(6)                                0.05%
Total Net Annual Fund Operating Expenses                                   0.66%

(1). THE FUND HAD NOT COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS. THE EXPENSES LISTED IN THE TABLE ARE ESTIMATES BASED ON THE EXPENSES THE FUND EXPECTS TO INCUR FOR THE FISCAL YEAR ENDING APRIL 30, 2006.
(2). WHEN BUYING OR SELLING SHARES THROUGH A BROKER, YOU WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS AND CHARGES.
(3). IF A CREATION UNIT IS PURCHASED OR REDEEMED OUTSIDE THE USUAL PROCESS THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION OR FOR CASH, A VARIABLE FEE OF UP TO FOUR TIMES THE STANDARD CREATION OR REDEMPTION TRANSACTION FEE WILL BE CHARGED.
(4). EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.
(5). THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH THE FUND MAY BEAR A 12b-1 FEE NOT TO EXCEED 0.25% PER ANNUM OF THE FUND'S AVERAGE DAILY NET ASSETS. HOWEVER, NO SUCH FEE IS CURRENTLY PAID BY THE FUND.
(6). PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR PAY FUND EXPENSES TO THE EXTENT NECESSARY TO PREVENT THE OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST EXPENSE, BROKERAGE COMMISSIONS, SUB-LICENSING FEES, OFFERING COSTS AND OTHER TRADING EXPENSES, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.60% OF AVERAGE NET ASSETS PER YEAR, AT LEAST UNTIL APRIL 30, 2007. THE OFFERING COSTS EXCLUDED FROM THE 0.60% EXPENSE CAP ARE: (a) LEGAL FEES PERTAINING TO THE FUND'S SHARES OFFERED FOR SALE; (b) SECURITIES AND EXCHANGE COMMISSION ("SEC") AND STATE REGISTRATION FEES; AND (c) INITIAL FEES PAID TO BE LISTED ON AN EXCHANGE. THE TRUST AND THE ADVISER HAVE ENTERED INTO AN EXCESS EXPENSE AGREEMENT (THE "EXPENSE AGREEMENT") IN WHICH THE ADVISER HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND/OR PAY CERTAIN OPERATING EXPENSES OF THE FUND IN ORDER TO MAINTAIN THE EXPENSE RATIO OF THE FUND AT OR BELOW 0.60% (EXCLUDING THE EXPENSES SET FORTH ABOVE) (THE "EXPENSE CAP"). EXPENSES BORNE BY THE ADVISER ARE SUBJECT TO REIMBURSEMENT BY THE FUND UP TO THREE YEARS FROM THE DATE THE FEE OR EXPENSE WAS INCURRED, BUT NO REIMBURSEMENT PAYMENT WILL BE MADE BY THE FUND IF IT WOULD RESULT IN THE FUND EXCEEDING ITS EXPENSE CAP.
*    SEE "CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES" BELOW.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR                                3 YEARS
        -----------------------------------------------------------------
                 $ 73                                  $ 227

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of first creation was approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $11,878 if the Creation Unit is redeemed after one year, and $35,055 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

----------
*    See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

ADDITIONAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in component securities that comprise its Underlying Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions."

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

SECURITIES LENDING

The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISKS

TRADING ISSUES

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE

The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund's Underlying Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of the Shares should not be sustained.

SECURITIES LENDING

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

PowerShares Capital Management LLC is a registered investment adviser with its offices at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser and sponsor of the Trust, also known as PowerShares XTF, a family of exchange-traded funds, with combined assets under management of approximately $2.04 billion as of September 30, 2005. PowerShares XTF is currently comprised of thirty-one exchange-traded funds.

PowerShares Capital Management LLC has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

The portfolio manager who is currently responsible for the day-to-day management of the Fund's portfolio is John W. Southard Jr., CFA, MBA. Mr. Southard is a Managing Director at the Adviser, and has been with the Adviser since its inception in August 2002. Mr. Southard has also been with the Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities from May 2001 to August 2002. Prior to his work at Charles A. Schwab & Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001. The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Trust.

The Adviser will receive fees from the Fund equal to 0.50% of the Fund's average daily net assets. Pursuant to the Investment Advisory Agreement, until at least April 30, 2007, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have also entered into the Expense Agreement, applicable to the Fund, in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the Expense Cap. Expenses borne by the Adviser are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the SPADE(TM) Defense Index, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

HOW TO BUY AND SELL SHARES

The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund's Shares will trade under the AMEX symbol PPA.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

FUND SHARE TRADING PRICES

The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

CREATION UNITS

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

PURCHASE

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily net asset value per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION

The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. New York time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid quarterly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

-    Your Fund makes distributions,

-    You sell your Shares listed on the AMEX, and

-    You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by the Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate is currently 28%.

TAXES ON EXCHANGE-LISTED SHARE SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

DISTRIBUTION PLAN

ALPS Distributors, Inc. serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NET ASSET VALUE

The Bank of New York Company, Inc. ("BONY") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

FUND SERVICE PROVIDERS

BONY is the administrator, custodian and fund accounting and transfer agent for the Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

ISBC is the Index Provider for the Fund. ISBC is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with ISBC to use the Underlying Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

DISCLAIMERS

The "SPADE(TM) Defense Index" has been licensed for use for certain purposes by the Adviser.

The Fund is not sponsored, endorsed, sold or promoted by ISBC and ISBC does not make any representation regarding the advisability of investing in Shares of the Fund.

ISBC's only relationship to the Adviser is ISBC's licensing to the Adviser certain ISBC trademarks, the Underlying Index and trade name, which are composed by ISBC without regard to the Adviser, this product or any investor. The Fund and its common shares are not sponsored, endorsed, sold or promoted by ISBC. ISBC makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by ISBC to track general stock market performance. ISBC's only relationship to the Adviser is the licensing of certain trademarks and trade names of ISBC and of the data supplied by ISBC which is determined, composed and calculated by ISBC without regard to the Fund or its Shares. ISBC has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by ISBC. ISBC is not responsible for and has not participated in the determination of the prices of the common shares of the Fund or the timing of the issuance or sale of such common shares. ISBC has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FOR MORE INFORMATION

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund's Statement of Additional Information ("SAI"). The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. If you have questions about the Fund or Shares or you wish to obtain the SAI free of charge, please:

         Call: ALPS Distributors, Inc. at 1-800-THE-AMEX (843-2639) Monday through Friday
                  8:00 a.m. to 5:00 p.m. Mountain Time

         Write:   PowerShares Exchange-Traded Fund Trust
                  c/o ALPS Distributors, Inc.
                  1625 Broadway, Suite 2200
                  Denver, Colorado 80202

         Visit:   www.powershares.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

         publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. The Trust's registration number under the 1940 Act is 811-21265.

No person is authorized to give any information or to make any representations about the Fund and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

DEALERS EFFECTING TRANSACTIONS IN THE FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                      (This Page Intentionally Left Blank)

                                          PowerShares Exchange-Traded Fund Trust
                                              Wheaton Oaks Professional Building
                                                         855 West Prairie Avenue
                                                               Wheaton, IL 60187

                                                                    800.983.0903
                                                             www.powershares.com

                    INVESTMENT COMPANY ACT FILE NO. 811-21265

                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 26, 2005

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated October 26, 2005 for the PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio, each of which is a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's
Distributor, Alps Distributors Inc., 1625 Broadway, Suite 2200, Denver,
Colorado 80202, or by calling toll free (800) 843-2639.

                                TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS                                 2

EXCHANGE LISTING AND TRADING                                                   2

INVESTMENT RESTRICTIONS AND POLICIES                                           3

INVESTMENT POLICIES AND RISKS                                                  5

GENERAL CONSIDERATIONS AND RISKS                                               9

MANAGEMENT                                                                    10

BROKERAGE TRANSACTIONS                                                        20

ADDITIONAL INFORMATION CONCERNING THE TRUST                                   20

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS                         24

TAXES                                                                         33

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS                        35

DETERMINATION OF NAV                                                          35

DIVIDENDS AND DISTRIBUTIONS                                                   35

MISCELLANEOUS INFORMATION                                                     36

FINANCIAL STATEMENTS                                                          36

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of thirty-one investment portfolios. This Statement of Additional Information relates to seven of the investment portfolios: the PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio and PowerShares Dynamic Utilities Portfolio (each a "Fund" and together, the "Funds"). The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

     The Funds are managed by PowerShares Capital Management LLC (the
"Adviser").

     The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index or Underlying Intellidex (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Funds anticipate that the Shares described in the Prospectus will be listed on the American Stock Exchange (the "AMEX"). Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of each Fund will continue to be met. The AMEX may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index or Underlying Intellidex is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of a Fund from listing and trading upon termination of such Fund.

     As in the case of other stocks traded on the AMEX, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVES


     The investment objective of the PowerShares Dynamic Building & Construction Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Building & Construction Intellidex(SM) Index" (the "Underlying Intellidex").

     The investment objective of the PowerShares Dynamic Energy Exploration & Production Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Energy Exploration & Production Intellidex(SM) Index" (the "Underlying Intellidex").

     The investment objective of the PowerShares Dynamic Insurance Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Insurance Intellidex(SM) Index" (the "Underlying Intellidex").

     The investment objective of the PowerShares Lux Nanotech Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Lux Nanotech Index(TM)" (the "Underlying Index").

     The investment objective of the PowerShares Dynamic Oil & Gas Services Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Oil Services Intellidex(SM) Index" (the "Underlying Intellidex").

     The investment objective of the PowerShares Dynamic Retail Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Retail Intellidex(SM) Index" (the "Underlying Intellidex").

     The investment objective of the PowerShares Dynamic Utilities Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Utilities Intellidex(SM) Index" (the "Underlying Intellidex").

INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment objectives and investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index or Underlying Intellidex that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed
33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7)     Issue senior securities, except as permitted under the 1940 Act.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     The foregoing fundamental investment policies cannot be changed without approval by holders of a "majority of a Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The investment objective of each Fund is also a fundamental policy that cannot be changed without approval by shareholders as described in the preceding paragraph; except that, with the approval of the Board and without shareholder approval, each Fund can amend its investment objective to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of an index provided and maintained by a different Index or Intellidex Provider so long as that replacement index is otherwise comparable to the original Underlying Index or Underlying Intellidex.

     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                          INVESTMENT POLICIES AND RISKS

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

     MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     REAL ESTATE INVESTMENT TRUSTS ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     FUTURES AND OPTIONS. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

     A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indexes is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

     Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

     SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

     A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

     An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

     An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

     The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

     Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

     The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

     Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

     Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

     Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

     RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

     The general supervision of the duties performed by the Adviser for the Funds under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has five Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Management Trustees") are affiliated with the Adviser.

     The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Independent Trustees began their service with respect to two portfolios of the Trust on April 7, 2003. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 31 portfolios.

                                                TERM OF                              NUMBER OF
                                                OFFICE                               PORTFOLIOS IN
                                   POSITION(S)  AND LENGTH   PRINCIPAL               FUND COMPLEX     OTHER
NAME, ADDRESS AND AGE OF           HELD WITH    OF TIME      OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES               TRUST        SERVED*      PAST 5 YEARS            TRUSTEES         BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge (48)                 Trustee      Since 2003   YQA Capital Management       31          Advisor of Park
YQA Capital Management, LLC                                  LLC (July                                Industries, Inc.
1755 S. Naperville Rd., Suite 100                            1998-Present);                           (manufacturer);
Wheaton, IL 60187                                            formerly Owner/CEO of                    Director of
                                                             Electronic Dynamic                       MasterCare
                                                             Balancing Co., Inc.                      Experts, Inc.
                                                             (high-speed rotating                     (consumer
                                                             equipment service                        services);
                                                             provider)                                Advisor of IVCF
                                                                                                      Great Lakes Region
                                                                                                      (non profit);
                                                                                                      Director of Living
                                                                                                      Waters Wilderness
                                                                                                      Adventure Inc.
                                                                                                      (non-profit);
                                                                                                      Director of
                                                                                                      Wheaton Christian
                                                                                                      Grammar School

D. Mark McMillan (42)              Trustee      Since 2003   Member, Bell, Boyd &         31          None
c/o PowerShares Capital                                      Lloyd LLC
Management LLC                                               (1989-present)
855 West Prairie Ave.
Wheaton, IL 60187



                                                TERM OF                              NUMBER OF
                                                OFFICE AND                           PORTFOLIOS IN
                                   POSITION(S)  LENGTH OF    PRINCIPAL               FUND COMPLEX     OTHER
NAME, ADDRESS AND AGE OF           HELD         TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES               WITH TRUST   SERVED*      PAST 5 YEARS            TRUSTEES         BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Philip M. Nussbaum (43)            Trustee      Since 2003   Chairman,           Performance         31         None
c/o PowerShares Capital                                      Trust Capital
Management LLC                                               Partners (formerly
855 West Prairie Ave.                                        Betzold, Berg,
Wheaton, IL 60187                                            Nussbaum & Heitman,
                                                             Inc.); formerly
                                                             Managing Director,
                                                             Communication Institute
                                                             (May 2002-August 2003);
                                                             Executive Vice
                                                             President of Finance,
                                                             Betzold, Berg, Nussbaum
                                                             & Heitman, Inc.
                                                             (March 1994-July 1999)

* This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustees who are affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                     NUMBER OF
                                                TERM OF                              PORTFOLIOS
                                                OFFICE                               IN FUND
                                   POSITION(S)  AND LENGTH   PRINCIPAL               COMPLEX
NAME, ADDRESS AND AGE OF           HELD WITH    OF TIME      OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
MANAGEMENT TRUSTEES                TRUST        SERVED*      PAST 5 YEARS            BY TRUSTEES      HELD BY TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
H. Bruce Bond (42)                 Trustee and  Since 2003   Managing Director,            31         None
PowerShares Capital                Chief                     PowerShares Capital
Management LLC                     Executive                 Management LLC (August
855 West Prairie Ave.              Officer                   2002-Present);
Wheaton, IL 60187                                            Manager, Nuveen
                                                             Investments (April
                                                             1998-August 2002)

John Southard (35)                 Trustee and  Since 2003   Managing Director,            31         None
PowerShares Capital                Treasurer                 PowerShares Capital
Management LLC                                               Management LLC (August
855 West Prairie Ave.                                        2002-Present);
Wheaton, IL 60187                                            Analyst, Charles A.
                                                             Schwab Securities (May
                                                             2001-August 2002);
                                                             Analyst, Nike
                                                             Securities (October
                                                             1992 - May 2001)

NAME, ADDRESS AND AGE           POSITION(S) HELD  LENGTH OF TIME
OF EXECUTIVE OFFICER            WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Keith Ovitt (42)                Secretary         Since 2003        Managing Director, PowerShares Capital
PowerShares Capital                                                 Management LLC (April 2003-Present);
Management LLC                                                      President, Ovitech (2002-2003); Vice
855 West Prairie Ave.                                               President of Information Systems for DFG
Wheaton, IL 60187                                                   Foods, LLC (Division of FoodBrands
                                                                    America/Tyson Foods) (1999 - 2002);
                                                                    Systems Manager, Nabisco Biscuit Company
                                                                    (1997-1999)

Kevin R. Gustafson (39)         Chief Compliance  Since 2004        General Counsel and Chief Compliance
PowerShares Capital             Officer                             Officer, PowerShares Capital Management
Management LLC                                                      LLC (September 2004-Present); Attorney,
855 West Prairie Ave.                                               Nyberg & Gustafson (2001-2004); Attorney,
Wheaton, IL 60187                                                   Burke, Warren, McKay & Serritella, P.C.
                                                                    (1997-2000)

----------

* This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

                      DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                   SECURITIES IN THE POWERSHARES    SECURITIES IN THE POWERSHARES        DOLLAR RANGE OF EQUITY
                        DYNAMIC BUILDING &           DYNAMIC ENERGY EXPLORATION       SECURITIES IN THE POWERSHARES
                      CONSTRUCTION PORTFOLIO           & PRODUCTION PORTFOLIO          DYNAMIC INSURANCE PORTFOLIO
NAME OF TRUSTEE     (AS OF DECEMBER 31, 2004)         (AS OF DECEMBER 31, 2004)         (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge           None                              None                              None

D. Mark McMillan        None                              None                              None

Philip M. Nussbaum      None                              None                              None

H. Bruce Bond           None                              None                              None

John W. Southard        None                              None                              None

                                                       DOLLAR RANGE OF EQUITY
                      DOLLAR RANGE OF EQUITY        SECURITIES IN THE POWERSHARES        DOLLAR RANGE OF EQUITY
                   SECURITIES IN THE POWERSHARES      DYNAMIC OIL & GAS SERVICES      SECURITIES IN THE POWERSHARES
                      LUX NANOTECH PORTFOLIO                 PORTFOLIO                  DYNAMIC RETAIL PORTFOLIO
NAME OF TRUSTEE     (AS OF DECEMBER 31, 2004)        (AS OF DECEMBER 31, 2004)         (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge           None                              None                              None

D. Mark McMillan        None                              None                              None

Philip M. Nussbaum      None                              None                              None

H. Bruce Bond           None                              None                              None

John W. Southard        None                              None                              None

                    DOLLAR RANGE OF EQUITY SECURITIES IN         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                      THE POWERSHARES DYNAMIC UTILITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                 PORTFOLIO                        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
NAME OF TRUSTEE           (AS OF DECEMBER 31, 2004)                         (AS OF DECEMBER 31, 2004)
--------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge                    None                                        $10,001-$50,000

D. Mark McMillan                 None                                        None

Philip M. Nussbaum               None                                        $10,001-$50,000

H. Bruce Bond                    None                                        over $100,000

John W. Southard                 None                                        $10,001-$50,000


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

     Effective May 1, 2005, the Trust pays each Trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus a per meeting fee of $1,000 for scheduled quarterly meetings of the Board attended by the Trustee and $500 for each special telephone meeting. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. Committee members do not receive any additional compensation for service on a committee.

     The Board of Trustees of the Trust met seven times during the fiscal year ended April 30, 2005.

     The Board has an Audit Committee, consisting of three Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Messrs. Bagge, McMillan and Nussbaum currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2005, the Audit Committee held three meetings. There is no separate nominating or investment committee.

     The Trustees fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2005 (none of which was paid by the Funds):

                                  AGGREGATE             PENSION OR RETIREMENT
                              COMPENSATION FROM      BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                     TRUST                   FUND EXPENSES               FROM FUND COMPLEX
-------------------------   ---------------------   -----------------------------   -------------------------
Ronn R. Bagge                    $   12,000                     N/A                        $   12,000

D. Mark McMillan                 $   12,000                     N/A                        $   12,000

Philip M. Nussbaum               $   12,000                     N/A                        $   12,000

H. Bruce Bond                           N/A                     N/A                               N/A

John W. Southard                        N/A                     N/A                               N/A

     The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

     INVESTMENT ADVISER. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

     The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

     PORTFOLIO MANAGER. In managing the Funds' investments, the portfolio manager primarily responsible for the day-to-day management of the Funds' portfolios is John Southard. Other than the funds of the Trust, Mr. Southard does not manage any other registered investment companies, pooled investment vehicles or other accounts.

     Although the funds in the Trust that are managed by Mr. Southard may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio manager or the Adviser.

     Mr. Southard is compensated with a fixed salary amount pursuant to a written executive employment agreement with the Funds' Adviser. Mr. Southard is eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, Mr. Southard or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by Mr. Southard.

     As of April 30, 2005, the dollar range of securities beneficially owned by Mr. Southard in the Trust was $10,001 to $50,000.

     INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

            FUND                                                        FEE
            ----                                                        ---
PowerShares Dynamic Building & Construction Portfolio        0.50% of average net assets
PowerShares Dynamic Energy Exploration & Production          0.50% of average net assets
Portfolio
PowerShares Dynamic Insurance Portfolio                      0.50% of average net assets
PowerShares Lux Nanotech Portfolio                           0.50% of average net assets
PowerShares Dynamic Oil & Gas Services Portfolio             0.50% of average net assets
PowerShares Dynamic Retail Portfolio                         0.50% of average net assets
PowerShares Dynamic Utilities Portfolio                      0.50% of average net assets

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Pursuant to the Investment Advisory Agreement, until at least April 30, 2007, with respect to the Funds, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund
(excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into the Expense Agreement in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below 0.60% (the "Expense Cap"). Expenses borne by the Adviser are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by each Fund if it would result in the Fund exceeding its Expense Cap.


     Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2007, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.


     At a Meeting held on June 21, 2005, the Independent Trustees and their independent legal counsel discussed the information provided by the Adviser which addressed the nature, extent and quality of services provided by the Adviser, and considered the functions performed by the Adviser. The Trustees reviewed information on the performance of other portfolios of the Trust and the performance of their benchmark indices, and concluded that the Adviser had demonstrated capability with respect to an investment strategy of replicating, before fees and expenses, as closely as possible the price and yield of various indices. The Trustees also considered the services provided by the Adviser in its oversight of The Bank of New York ("BONY") as the Trust's administrator, custodian and transfer agent, noted the significant amount of time and effort that had been devoted to this oversight function, and concluded that the administrative services provided to the other portfolios of the Trust by the Adviser were appropriate, demonstrating the Adviser's capability to oversee administrative services to the Funds. The Trustees reviewed the profitability data for the initial two portfolios of the Trust, noting that the Adviser stated that its costs of managing the portfolios have exceeded the amount otherwise payable as the management fee, and that the Adviser also had absorbed expenses pursuant to the Expense Cap provisions of the Investment Advisory Agreement.

     The Independent Trustees reviewed and discussed the information provided by the Adviser on the anticipated expense ratio and the advisory fee for each Fund, as compared to comparable funds selected by an independent published source. The Trustees noted that the advisory fee to be charged to each Fund was identical to the fee charged to the majority of the other portfolios of the Trust and that the Adviser had agreed to waive the fee and/or pay expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, taxes and extraordinary expenses) from exceeding 0.60% at least until April 30, 2007. The Independent Trustees noted that the Adviser does not provide investment management services to clients other than the Trust. The Independent Trustees noted that each Fund's advisory fee was at the higher end of the exchange-traded fund universe, but was lower than managed open-end funds (non-exchange-traded funds) as well as closed-end funds, and were reasonable because of the complexity of the Indexes, which require more frequent rebalancing of each Fund's portfolio, the distinguishing factors of each Fund and the higher administrative, operational and management oversight costs for the Adviser. The Trustees therefore concluded that the advisory fee and anticipated expense ratio of each Fund were competitive and that the advisory fee for each Fund was reasonable and appropriate in amount in light of the quality of services to be provided and the expense cap that would be in place.

     The Independent Trustees then discussed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed information provided by the Adviser with respect to its ability to spread certain fixed costs among the portfolios. The Independent Trustees noted that certain fixed costs associated with the management of the portfolios of the Trust are being reduced on a per-portfolio basis as additional portfolios are added, and that the gradual reduction of the per-portfolio cost may enable the Adviser to operate each Fund under the expense cap, which potentially would lower the costs to shareholders.

     The Independent Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Fund, and noted that it does not have any soft-dollar arrangements. Based on all of the information considered and the conclusions reached, the Independent Trustees determined to approve the Investment Advisory Agreement for each Fund. The interested Trustees concurred with the analysis and conclusions.


     PowerShares Capital Management LLC, organized February 7, 2003, is located at the Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     ADMINISTRATOR. The Bank of New York Company, Inc. ("BONY") serves as Administrator for the Funds. Its principal address is 101 Barclay St., New York, NY 10286.

     BONY serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations;

supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

     Pursuant to the Administrative Services Agreement between BONY and the Trust, each Fund has agreed to pay an annual administrative services fee of 0.03% of its average daily net assets.

     CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT. BONY, located at 101 Barclay St., New York, NY 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BONY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund Accounting Agent pursuant to a Fund Accounting Agreement. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

     Pursuant to the Custodian Agreement between BONY and the Trust, each Fund has agreed to pay an annual custody fee of 0.0075% of its average daily net assets.

     Pursuant to the Transfer Agency Agreement between BONY and the Trust, each Fund has agreed to an annual minimum transfer agency fee of $2,400.

     Pursuant to the Fund Accounting Agreement between BONY and the Trust, each Fund has agreed to pay an annual fund accounting fee of 0.02% of its average daily net assets.

     DISTRIBUTOR. Alps Distributors, Inc. is the Distributor of the Funds' Shares. Its principal address is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading Creation and Redemption of Creation Units.

     12b-1 PLAN. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

                  FUND                                                   FEE
                  ----                                                   ---

                  FUND                                                   FEE
                  ----                                                   ---
PowerShares Dynamic Building & Construction Portfolio     0.25% of average daily net assets
PowerShares Dynamic Energy Exploration & Production       0.25% of average daily net assets
Portfolio
PowerShares Dynamic Insurance Portfolio                   0.25% of average daily net assets
PowerShares Lux Nanotech Portfolio                        0.25% of average daily net assets
PowerShares Dynamic Oil & Gas Services Portfolio          0.25% of average daily net assets
PowerShares Dynamic Retail Portfolio                      0.25% of average daily net assets
PowerShares Dynamic Utilities Portfolio                   0.25% of average daily net assets

     Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted in order to permit the implementation of each Fund's method of distribution. However, no such fee is currently charged to the Funds, and there are no plans in place to impose such a fee.

     AGGREGATIONS. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

     INDEX AND INTELLIDEX PROVIDERS. Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based. The Dynamic Building & Construction Intellidex(SM) Index, Dynamic Energy Exploration & Production Intellidex(SM)

Index, Dynamic Insurance Intellidex(SM) Index, Dynamic Oil Services Intellidex(SM) Index, Dynamic Retail Intellidex(SM) Index and Dynamic Utilities Intellidex(SM) Index are compiled by the AMEX. The Lux Nanotech Index(TM) is compiled by Lux.

FUND                                                      UNDERLYING INDEX OR UNDERLYING INTELLIDEX
----                                                      -----------------------------------------
PowerShares Dynamic Building & Construction Portfolio     Dynamic Building & Construction Intellidex(SM) Index
PowerShares Dynamic Energy Exploration & Production       Dynamic Energy Exploration & Production Intellidex(SM)
Portfolio                                                 Index
PowerShares Dynamic Insurance Portfolio                   Dynamic Insurance Intellidex(SM) Index
PowerShares Lux Nanotech Portfolio                        Lux Nanotech Index(TM)
PowerShares Dynamic Oil & Gas Services Portfolio          Dynamic Oil Services Intellidex(SM) Index
PowerShares Dynamic Retail Portfolio                      Dynamic Retail Intellidex(SM) Index
PowerShares Dynamic Utilities Portfolio                   Dynamic Utilities Intellidex(SM) Index

     None of the AMEX or Lux is affiliated with the Funds or with the Adviser. Each Fund is entitled to use its Underlying Index or Intellidex pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with its applicable Index or Underlying Intellidex Provider.

     The only relationship that the AMEX or Lux have with the Adviser or Distributor of the Funds in connection with the Funds is that the AMEX and Lux have licensed certain of their intellectual property, including the determination of the component stocks of each applicable Underlying Index or Underlying Intellidex and the name of the Underlying Index or Underlying Intellidex. Each Underlying Index or Underlying Intellidex is selected and calculated without regard to the Adviser, Distributor or owners of the respective Fund. Neither the AMEX nor Lux have any obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the applicable Underlying Index or Underlying Intellidex. The AMEX and Lux are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. The AMEX and Lux do not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

     THE AMEX AND LUX SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEXES OR
INTELLIDEXES. THE AMEX AND LUX MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR

OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR INTELLIDEXES OR ANY DATA INCLUDED THEREIN. THE AMEX AND LUX DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR INTELLIDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE AMEX AND LUX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE
FUNDS OR THE UNDERLYING INDEXES OR INTELLIDEXES, EVEN IF THE AMEX OR LUX IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

     The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

     In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

     The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

     The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

     The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of thirty-one funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

     Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

     Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that Fund will vote separately on such matter.

     The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

     The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

     The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

     Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Alps Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     CONTROL PERSONS. No single person beneficially owns 25% or more of each Fund's voting securities.

     BOOK ENTRY ONLY SYSTEM. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

     DTC ACTS AS SECURITIES DEPOSITORY for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

     Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

     PROXY VOTING. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

     The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

     QUARTERLY PORTFOLIO SCHEDULE. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Form N-Q is available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and BONY will not disseminate non-public information concerning the Trust.

     CODES OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

     The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

     CREATION. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

     A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     DEPOSIT OF SECURITIES AND DEPOSIT OR DELIVERY OF CASH. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit", which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

     THE CASH COMPONENT is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

     The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

     Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

     The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

     PROCEDURES FOR CREATION OF CREATION UNIT AGGREGATIONS. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for

Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

     Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

     ACCEPTANCE OF ORDERS FOR CREATION UNIT AGGREGATIONS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the

Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

     CREATION TRANSACTION FEE. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

     The Standard Creation/Redemption Transaction Fee for each Fund will be $500. The Maximum Creation/Redemption Transaction Fee for each Fund will be $2,500.

     REDEMPTION OF FUND SHARES IN CREATION UNITS AGGREGATIONS. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

     With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

     Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

     The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

     REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

     PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

     PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

     If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

     The chart below describes in further detail the placement of redemption orders outside the clearing process.

                             TRANSMITTAL DATE       NEXT BUSINESS DAY            SECOND BUSINESS   THIRD BUSINESS DAY
                             (T)                    (T+1)                        DAY (T+2)         (T+3)
CREATION THROUGH NSCC

STANDARD ORDERS              4:00 p.m.              No action.                   No action.        Creation Unit
                                                                                                   Aggregations will be
                             Order must be                                                         delivered.
                             received by the
                             Distributor.

CUSTOM ORDERS                3:00 p.m.              No action.                   No action.        Creation Unit
                                                                                                   Aggregations will be
                             Order must be                                                         delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders.

CREATION OUTSIDE NSCC

STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)              No action.        Creation Unit
                                                                                                   Aggregations will be
                             Order in proper form   Deposit Securities must be                     delivered.
                             must be received by    received by the Fund's
                             the Distributor.       account through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the Custodian.

STANDARD ORDERS CREATED IN   4:00 p.m. (ET)         11:00 a.m. (ET)              No action.        1:00 p.m.
ADVANCE OF RECEIPT BY THE
TRUST OF ALL OR A PORTION    Order in proper form   Available Deposit                              Missing Deposit
OF THE DEPOSIT SECURITIES    must be received by    Securities.                                    Securities are due
                             the Distributor.                                                      to the Trust or the
                                                    Cash in an amount equal to                     Trust may use cash
                                                    the sum of (i) the Cash                        on deposit to
                                                    Component, plus (ii) 115%                      purchase missing
                                                    of the market value of the                     Deposit Securities.
                                                    undelivered Deposit
                                                    Securities.                                    Creation Unit
                                                                                                   Aggregations will be
                                                                                                   delivered.

CUSTOM ORDERS                3:00 p.m.              11:00 a.m. (ET)              No action.        Creation Unit
                                                                                                   Aggregations will be
                             Order in proper form   Deposit Securities must be                     delivered.
                             must be received by    received by the Fund's
                             the Distributor.       account through DTC.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. will be
                             treated as standard    Cash Component must be
                             orders.                received by the Orders
                                                    Custodian.

                             TRANSMITTAL DATE       NEXT BUSINESS DAY            SECOND BUSINESS   THIRD BUSINESS DAY
                             (T)                    (T+1)                        DAY (T+2)         (T+3)
REDEMPTION THROUGH NSCC

STANDARD ORDERS              4:00 p.m. (ET)         No action.                   No action.        Fund Securities and
                                                                                                   Cash Redemption
                             Order must be                                                         Amount will be
                             received by the                                                       transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will
                             be deemed received on
                             the next business day
                             (T+1).

CUSTOM ORDERS                3:00 p.m. (ET)         No action.                   No action.        Fund Securities and
                                                                                                   Cash Redemption
                             Order must be                                                         Amount will be
                             received by the                                                       transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders.

REDEMPTION OUTSIDE OF NSCC

STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)              No action.        Fund Securities and
                                                                                                   Cash Redemption
                             Order must be          Fund Shares must be                            Amount is delivered
                             received by the        delivered through DTC to                       to the redeeming
                             Transfer Agent.        the Custodian.                                 beneficial owner.

                             Orders received after  2:00 p.m.
                             4:00 p.m. (ET) will
                             be deemed received on Cash Component, if any, is the next business day due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)              No action.        Fund Securities and
                                                                                                   Cash Redemption
                             Order must be          Fund Shares must be                            Amount is delivered
                             received by the        delivered through DTC to                       to the redeeming
                             Transfer Agent.        the Custodian.                                 beneficial owner.

                             Orders received after  2:00 p.m.
                             3:00 p.m. will be
                             treated as standard    Cash Component, if any, is
                             orders.                due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

                                      TAXES

     Each Fund intends to qualify for and to elect treatment as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

     Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

     Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

     As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

     Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by a Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains pursuant to the 2003 Tax Act.

     The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

     Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

     Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rates are currently: 28% through 2010, and 31% in 2011 and thereafter. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

     Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

     In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (and including, pursuant to the 2004 Tax Act, for taxable years of the Fund beginning after October 22, 2004, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

     Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

     The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

     In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

     GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

     Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

     DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.

                            MISCELLANEOUS INFORMATION

     COUNSEL. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

                              FINANCIAL STATEMENTS

     You may request a copy of the Trust's Annual Report at no charge by calling
800.983.0903 during normal business hours.

                                   APPENDIX A

                       POWERSHARES CAPITAL MANAGEMENT LLC

                        PROXY AND CORPORATE ACTION VOTING

                             POLICIES AND PROCEDURES

I. POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV. PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

- Manages a pension plan of a company whose management is soliciting proxies;

- Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

- Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than [$500].

4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. OPPOSE

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members' terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding "fair price" provisions;

f. Proposals regarding "poison pill" provisions; and

g. Permitting "green mail".

2. Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B. APPROVE

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3. Date and place of annual meeting.

4. Limitation on charitable contributions or fees paid to lawyers.

5. Ratification of directors' actions on routine matters since previous annual meeting.

6. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7. Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8. Eliminate preemptive rights Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

9. Employee Stock Purchase Plan

10. Establish 401(k) Plan

C. CASE-BY-CASE

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1. Director compensation.

2. Eliminate director mandatory retirement policy.

3. Rotate annual meeting location/date.

4. Option and stock grants to management and directors.

5. Proposals to reincorporate into another state.

                    INVESTMENT COMPANY ACT FILE NO. 811-21265

                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 26, 2005

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated October 26, 2005 for the PowerShares Aerospace & Defense Portfolio, a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Alps Distributors Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling toll free (800) 843-2639.

                                TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUND                                  2

EXCHANGE LISTING AND TRADING                                                   2

INVESTMENT RESTRICTIONS AND POLICIES                                           3

INVESTMENT POLICIES AND RISKS                                                  4

GENERAL CONSIDERATIONS AND RISKS                                               8

MANAGEMENT                                                                     9

BROKERAGE TRANSACTIONS                                                        17

ADDITIONAL INFORMATION CONCERNING THE TRUST                                   18

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS                         21

TAXES                                                                         30

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS                        32

DETERMINATION OF NAV                                                          32

DIVIDENDS AND DISTRIBUTIONS                                                   32

MISCELLANEOUS INFORMATION                                                     33

FINANCIAL STATEMENTS                                                          33

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND

     The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of thirty-one investment portfolios. This Statement of Additional Information relates to one of the investment portfolios, the PowerShares Aerospace & Defense Portfolio (the "Fund"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

     The Fund is managed by PowerShares Capital Management LLC (the "Adviser").

     The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund anticipates that the Shares described in the Prospectus will be listed on the American Stock Exchange (the "AMEX"). Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of the Fund from listing and trading upon termination of the Fund.

     As in the case of other stocks traded on the AMEX, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "SPADE(TM) Defense Index" (the "Underlying Index").

INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's investment objective and investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7)    Issue senior securities, except as permitted under the 1940 Act.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     The foregoing fundamental investment policies cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The investment objective of the Fund is also a fundamental policy that cannot be changed without approval by shareholders as described in the preceding paragraph; except that, with the approval of the Board and without shareholder approval, the Fund can amend its investment objective to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of an index provided and maintained by a different Index Provider so long as that replacement index is otherwise comparable to the original Underlying Index.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                          INVESTMENT POLICIES AND RISKS

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

     MONEY MARKET INSTRUMENTS. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     ILLIQUID SECURITIES. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     FUTURES AND OPTIONS. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

     A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indexes is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

     Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

     A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

     An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

     An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

     The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

     Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

     The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

     Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

     Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

     RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

     The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has five Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.
These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Management Trustees") are affiliated with the Adviser.

     The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Independent Trustees began their service with respect to two portfolios of the Trust on April 7, 2003. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's thirty-one portfolios.

                                                TERM OF                              NUMBER OF
                                                OFFICE AND                           PORTFOLIOS IN
                                   POSITION(S)  LENGTH OF    PRINCIPAL               FUND COMPLEX     OTHER
NAME, ADDRESS AND AGE OF           HELD WITH    TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES               TRUST        SERVED*      PAST 5 YEARS            TRUSTEES         BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge (48)                 Trustee      Since 2003   YQA Capital Management         31        Advisor of Park
YQA Capital Management, LLC                                  LLC (July                                Industries, Inc.
1755 S. Naperville Rd., Suite 100                            1998-Present);                           (manufacturer);
Wheaton, IL 60187                                            formerly Owner/CEO of                    Director of
                                                             Electronic Dynamic                       MasterCare
                                                             Balancing Co., Inc.                      Experts, Inc.
                                                             (high-speed rotating                     (consumer
                                                             equipment service                        services);
                                                             provider)                                Advisor of IVCF
                                                                                                      Great Lakes Region
                                                                                                      (non profit);
                                                                                                      Director of Living
                                                                                                      Waters Wilderness
                                                                                                      Adventure Inc.
                                                                                                      (non-profit);
                                                                                                      Director of
                                                                                                      Wheaton Christian
                                                                                                      Grammar School

D. Mark McMillan (42)              Trustee      Since 2003   Member, Bell, Boyd &           31        None
c/o PowerShares Capital                                      Lloyd LLC
Management LLC                                               (1989-present)
855 West Prairie Ave.
Wheaton, IL 60187


                                                TERM OF                              NUMBER OF
                                                OFFICE AND                           PORTFOLIOS IN
                                   POSITION(S)  LENGTH OF    PRINCIPAL               FUND COMPLEX     OTHER
NAME, ADDRESS AND AGE OF           HELD WITH    TIME         OCCUPATION(S) DURING    OVERSEEN BY      DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES               TRUST        SERVED*      PAST 5 YEARS            TRUSTEES         BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Philip M. Nussbaum (43)            Trustee      Since 2003   Chairman, Performance          31        None
c/o PowerShares Capital                                      Trust Capital Partners
Management LLC                                               (formerly Betzold,
855 West Prairie Ave.                                        Berg, Nussbaum &
Wheaton, IL 60187                                            Heitman, Inc.);
                                                             formerly Managing
                                                             Director,
                                                             Communication
                                                             Institute (May
                                                             2002-August 2003);
                                                             Executive Vice
                                                             President of Finance,
                                                             Betzold, Berg,
                                                             Nussbaum & Heitman,
                                                             Inc. (March 1994-July
                                                             1999)

* This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustees who are affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.


                                                                                     NUMBER OF
                                                TERM OF                              PORTFOLIOS
                                                OFFICE AND                           IN FUND
                                   POSITION(S)  LENGTH       PRINCIPAL               COMPLEX
NAME, ADDRESS AND AGE OF           HELD WITH    OF TIME      OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
MANAGEMENT TRUSTEES                TRUST        SERVED*      PAST 5 YEARS            BY TRUSTEES      HELD BY TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
H. Bruce Bond (42)                 Trustee and  Since 2003   Managing Director,           31          None
PowerShares Capital                Chief                     PowerShares Capital
Management LLC                     Executive                 Management LLC (August
855 West Prairie Ave.              Officer                   2002-Present);
Wheaton, IL 60187                                            Manager, Nuveen
                                                             Investments (April
                                                             1998-August 2002)

John Southard (35)                 Trustee and  Since 2003   Managing Director,           31          None
PowerShares Capital                Treasurer                 PowerShares Capital
Management LLC                                               Management LLC (August
855 West Prairie Ave.                                        2002-Present);
Wheaton, IL 60187                                            Analyst, Charles A.
                                                             Schwab Securities (May
                                                             2001-August 2002);
                                                             Analyst, Nike
                                                             Securities (October
                                                             1992 - May 2001)

NAME, ADDRESS AND AGE OF        POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Keith Ovitt (42)                Secretary         Since 2003        Managing Director, PowerShares Capital
PowerShares Capital                                                 Management LLC (April 2003-Present);
Management LLC                                                      President, Ovitech (2002-2003); Vice
855 West Prairie Ave.                                               President of Information Systems for DFG
Wheaton, IL 60187                                                   Foods, LLC (Division of FoodBrands
                                                                    America/Tyson Foods) (1999 - 2002);
                                                                    Systems Manager, Nabisco Biscuit Company
                                                                    (1997-1999)

Kevin R. Gustafson (39)         Chief             Since 2004        General Counsel and Chief Compliance
PowerShares Capital             Compliance                          Officer, PowerShares Capital Management
Management LLC                  Officer                             LLC (September 2004-Present); Attorney,
855 West Prairie Ave.                                               Nyberg & Gustafson (2001-2004); Attorney,
Wheaton, IL 60187                                                   Burke, Warren, McKay & Serritella, P.C.
                                                                    (1997-2000)

----------
* This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE      SECURITIES IN ALL REGISTERED INVESTMENT
                                    POWERSHARES AEROSPACE & DEFENSE           COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                                               PORTFOLIO                              OF INVESTMENT COMPANIES
NAME OF TRUSTEE                        (AS OF DECEMBER 31, 2004)                     (AS OF DECEMBER 31, 2004)
---------------------------------------------------------------------------------------------------------------------
Ronn R. Bagge                                    None                                     $10,001-$50,000

D. Mark McMillan                                 None                                           None

Philip M. Nussbaum                               None                                     $10,001-$50,000

H. Bruce Bond                                    None                                      over $100,000

John W. Southard                                 None                                     $10,001-$50,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     Effective May 1, 2005, the Trust pays each Trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus a per meeting fee of $1,000 for scheduled quarterly meetings of the Board attended by the Trustee and $500 for each special telephone meeting. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. Committee members do not receive any additional compensation for service on a committee.

     The Board of Trustees of the Trust met seven times during the fiscal year ended April 30, 2005.

     The Board has an Audit Committee, consisting of three Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Messrs. Bagge, McMillan and Nussbaum currently serve as members of the Audit Committee.
The Audit Committee has the responsibility, among other things, to:

(i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2005, the Audit Committee held three meetings. There is no separate nominating or investment committee.

     The Trustees fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2005 (none of which was paid by the Fund):

                                       AGGREGATE           PENSION OR RETIREMENT
                                   COMPENSATION FROM    BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                          TRUST                 FUND EXPENSES               FROM FUND COMPLEX
---------------                    -----------------    ---------------------------     -----------------------
Ronn R. Bagge                          $  12,000                   N/A                         $ 12,000

D. Mark McMillan                       $  12,000                   N/A                         $ 12,000

Philip M. Nussbaum                     $  12,000                   N/A                         $ 12,000

H. Bruce Bond                                N/A                   N/A                              N/A

John W. Southard                             N/A                   N/A                              N/A

     The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

     INVESTMENT ADVISER. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

     The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

     PORTFOLIO MANAGER. In managing the Fund's investments, the portfolio manager primarily responsible for the day-to-day management of the Fund's portfolio is John Southard. Other than the funds of the Trust, Mr. Southard does not manage any other registered investment companies, pooled investment vehicles or other accounts.

     Although the funds in the Trust that are managed by Mr. Southard may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio manager or the Adviser.

     Mr. Southard is compensated with a fixed salary amount pursuant to a written executive employment agreement with the Adviser. Mr. Southard is eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, Mr. Southard or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by Mr. Southard.

     As of April 30, 2005, the dollar range of securities beneficially owned by Mr. Southard in the Trust was $10,001 to $50,000.

     INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Fund has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.

     The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Pursuant to the Investment Advisory Agreement, at least until April 30, 2007, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into the Expense Agreement in which the Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (the "Expense Cap"). Expenses borne by the Adviser are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

     Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2006, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

     At a Meeting on August 20, 2004, the Adviser provided information to the Board regarding the Fund. The Adviser described the Fund's development process and the Adviser's investment philosophy. The Adviser reviewed the background of those who will be involved in providing investment advisory and other services to the Fund. Presentations were made to the Board regarding the firm creating the Index that the Fund is designed to track. The Adviser described the process that will be used in managing the Fund, and noted that the Index on which the Fund is based is more complex than many others on which exchange-traded funds ("ETFs") are based. The Trustees were advised that more frequent reconstitutions and rebalances for the underlying components create greater administrative, operational and management oversight costs for the Adviser than apply to many ETFs.

     In addition, the Trustees were given data on the ETF market and expense ratios of comparative funds (some of which operate as unit investment trusts and do not involve portfolio management). The Trustees also were given data on expense ratios for open-end funds designed to track various industries, which the Adviser believes would be comparable in portfolio activity and operational costs to management costs for the Fund. The Adviser provided data on expense ratios of ETFs based on domestic industry-specific indexes. The Adviser noted that some of the funds, even those with higher expense ratios, are generally based on relatively simplistic, passive, cap-weighted indexes that typically rebalance on an annual basis. In comparison, the Index on which the Fund is based is more complex and generally has a tiered weighting structure as well as more frequent reconstitutions and rebalances for the underlying constituent components, yet the Adviser had agreed to cap the Fund expenses. The Trustees reviewed the terms of the proposed investment advisory agreement, including the Adviser's commitment to pay annual Fund operating expenses (other than those expenses noted above) in excess of 0.60% of average net assets through April 30, 2006. The Adviser subsequently agreed to extend the cap through at least April 30, 2007. The Adviser discussed the cost estimates underlying its agreement to adhere to an expense cap, and the point at which providing investment advisory services to the Fund might prove to be profitable. The Board considered the following as relevant to its determination that the terms of the Investment Advisory Agreement are fair and reasonable and that the Agreement is in the Fund's best interests: (1) the qualifications of the Adviser's personnel, (2) that the investment advisory fees and projected expense ratio of the Fund are reasonable given the quality of services expected to be provided and are comparable to the advisory fee and expense ratios of similar investment companies (recognizing that the overall expenses are expected to be higher than many ETFs, but the same as that of ETFs that track certain industries and lower than expense ratios for ETFs that track foreign indices and for managed open-end (non-ETF) funds), (3) the significant efforts expended by the Adviser to date in organizing the Trust and arranging for qualified firms to provide services to the Fund, (4) the expense cap commitment made by the Adviser and (5) other factors that the Board deemed relevant.

     PowerShares Capital Management LLC, organized February 7, 2003, is located at the Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     ADMINISTRATOR. BONY serves as Administrator for the Fund. Its principal address is 101 Barclay St., New York, NY 10286.

     BONY serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BONY will generally assist in all aspects of the Trust's and the Fund's operations; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

     Pursuant to the Administrative Services Agreement between BONY and the Trust, the Fund has agreed to pay an annual administrative services fee of 0.03% of its average daily net assets.

     CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT. BONY, located at 101 Barclay St., New York, NY 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BONY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund Accounting Agent pursuant to a Fund Accounting Agreement. BONY may be reimbursed by the Fund for its out-of-pocket expenses.

     Pursuant to the Custodian Agreement between BONY and the Trust, the Fund has agreed to pay an annual custody fee of 0.0075% of its average daily net assets.

     Pursuant to the Transfer Agency Agreement between BONY and the Trust, the Fund has agreed to an annual minimum transfer agency fee of $2,400.

     Pursuant to the Fund Accounting Agreement between BONY and the Trust, the Fund has agreed to pay an annual fund accounting fee of 0.02% of its average daily net assets.

     DISTRIBUTOR. Alps Distributors, Inc. is the Distributor of the Fund's Shares. Its principal address is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading Creation and Redemption of Creation Units.

     12b-1 PLAN. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

     Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.

     AGGREGATIONS. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

     INDEX PROVIDER. The Fund's Underlying Index, the SPADE(TM)Defense Index, is compiled by ISBC.

     ISBC is not affiliated with the Fund or with the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with ISBC.

     The only relationship that ISBC has with the Adviser or Distributor of the Fund in connection with the Fund is that ISBC has licensed certain of their intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. ISBC has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. ISBC is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. ISBC does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

     ISBC SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ISBC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ISBC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ISBC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ISBC IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

     The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

     In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

     The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

     The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

     The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of thirty-one funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

     Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

     Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

     The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

     The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

     The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

     Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Alps Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     CONTROL PERSONS. No single person beneficially owns 25% or more of the Fund's voting securities.

     BOOK ENTRY ONLY SYSTEM. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

     DTC ACTS AS SECURITIES DEPOSITORY for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

     Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit

DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

     PROXY VOTING. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

     The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

     QUARTERLY PORTFOLIO SCHEDULE. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q is available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at Wheaton Oaks Professional Building, 855 West Prairie Avenue, Wheaton, Illinois 60187.

     PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and BONY will not disseminate non-public information concerning the Trust.

     CODES OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

     The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

     CREATION. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

     A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     DEPOSIT OF SECURITIES AND DEPOSIT OR DELIVERY OF CASH. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit", which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

     The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

     The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

     Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

     The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

     PROCEDURES FOR CREATION OF CREATION UNIT AGGREGATIONS. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

     Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

     ACCEPTANCE OF ORDERS FOR CREATION UNIT AGGREGATIONS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

     CREATION TRANSACTION FEE. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

     The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $2,500.

     REDEMPTION OF FUND SHARES IN CREATION UNITS AGGREGATIONS. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

     With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

     Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

     The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

     REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

     PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

     PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third

Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

     If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

     The chart below describes in further detail the placement of redemption orders outside the clearing process.

                             TRANSMITTAL DATE        NEXT BUSINESS DAY             SECOND BUSINESS     THIRD BUSINESS DAY
                             (T)                     (T+1)                         DAY (T+2)           (T+3)
----------------------------------------------------------------------------------------------------------------------------
CREATION THROUGH NSCC

STANDARD ORDERS              4:00 p.m.               No action.                    No action.          Creation Unit
                                                                                                       Aggregations will be
                             Order must be                                                             delivered.
                             received by the
                             Distributor.

CUSTOM ORDERS                3:00 p.m.               No action.                    No action.          Creation Unit
                                                                                                       Aggregations will be
                             Order must be                                                             delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders.

CREATION OUTSIDE NSCC

STANDARD ORDERS              4:00 p.m. (ET)          11:00 a.m. (ET)               No action.          Creation Unit
                                                                                                       Aggregations will be
                             Order in proper form    Deposit Securities                                delivered.
                             must be received by     must be received by
                             the Distributor.        the Fund's account
                                                     through DTC.

                                                     2:00 p.m. (ET)

                                                     Cash Component must be
                                                     received by the Custodian.

STANDARD ORDERS CREATED IN   4:00 p.m. (ET)          11:00 a.m. (ET)               No action.          1:00 p.m.
ADVANCE OF RECEIPT BY THE
TRUST OF ALL OR A PORTION    Order in proper form    Available Deposit                                 Missing Deposit
OF THE DEPOSIT SECURITIES    must be received by     Securities.                                       Securities are due
                             the Distributor.                                                          to the Trust or the
                                                     Cash in an amount                                 Trust may use cash
                                                     equal to the sum of                               on deposit to
                                                     (i) the Cash                                      purchase missing
                                                     Component, plus (ii)                              Deposit Securities.
                                                     115% of the market
                                                     value of the                                      Creation Unit
                                                     undelivered Deposit                               Aggregations will be
                                                     Securities.                                       delivered.

CUSTOM ORDERS                3:00 p.m.               11:00 a.m. (ET)               No action.          Creation Unit
                                                                                                       Aggregations will be
                             Order in proper form    Deposit Securities                                delivered.
                             must be received by     must be received by
                             the Distributor.        the Fund's account
                                                     through DTC.
                             Orders received after
                             3:00 p.m. will be       2:00 p.m. (ET)
                             treated as standard
                             orders.                 Cash Component must be
                                                     received by the Orders
                                                     Custodian.

                             TRANSMITTAL DATE        NEXT BUSINESS DAY             SECOND BUSINESS     THIRD BUSINESS DAY
                             (T)                     (T+1)                         DAY (T+2)           (T+3)
----------------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC

STANDARD ORDERS              4:00 p.m. (ET)          No action.                    No action.          Fund Securities and
                                                                                                       Cash Redemption
                             Order must be                                                             Amount will be
                             received by the                                                           transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will
                             be deemed received on
                             the next business day
                             (T+1).

CUSTOM ORDERS                3:00 p.m. (ET)          No action.                    No action.          Fund Securities and
                                                                                                       Cash Redemption
                             Order must be                                                             Amount will be
                             received by the                                                           transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. will be
                             treated as standard
                             orders.

REDEMPTION OUTSIDE OF NSCC

STANDARD ORDERS              4:00 p.m. (ET)          11:00 a.m. (ET)               No action.          Fund Securities and
                                                                                                       Cash Redemption
                             Order must be           Fund Shares must be                               Amount is delivered
                             received by the         delivered through DTC                             to the redeeming
                             Transfer Agent          to the Custodian.                                 beneficial owner.

                             Orders received after   2:00 p.m.
                             4:00 p.m. (ET) will
                             be deemed received on   Cash Component, if
                             the next business day   any, is due.
                             (T+1).
                                                     *If the order is not in
                                                     proper form or the Fund
                                                     Shares are not delivered,
                                                     then the order will not be
                                                     deemed received as of T.

CUSTOM ORDERS                3:00 p.m. (ET)          11:00 a.m. (ET)               No action.          Fund Securities and
                                                                                                       Cash Redemption
                             Order must be           Fund Shares must be                               Amount is delivered
                             received by the         delivered through DTC                             to the redeeming
                             Transfer Agent.         to the Custodian.                                 beneficial owner.

                             Orders received after   2:00 p.m.
                             3:00 p.m. will be
                             treated as standard     Cash Component, if
                             orders.                 any, is due.

                                                     *If the order is not in
                                                     proper form or the Fund
                                                     Shares are not delivered,
                                                     then the order will not be
                                                     deemed received as of T.

                                      TAXES

     The Fund intends to qualify for and to elect treatment as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

     The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

     The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

     As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

     Under the provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), long-term capital gains tax rates have generally been reduced for individuals to a maximum of 15% for taxable years beginning before January 1, 2009. In addition, some ordinary dividends declared and paid by the Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains pursuant to the 2003 Tax Act.

     The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

     Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

     Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rates are currently: 28% through 2010, and 31% in 2011 and thereafter. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

     The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (and including, pursuant to the 2004 Tax Act, for taxable years of the Fund beginning after October 22, 2004, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

     The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

     The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

     In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

     GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

     Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

     DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

                            MISCELLANEOUS INFORMATION

     COUNSEL. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other related audit services.

                              FINANCIAL STATEMENTS

     You may request a copy of the Trust's Annual Report at no charge by calling
800.983.0903 during normal business hours.

                                   APPENDIX A

                       POWERSHARES CAPITAL MANAGEMENT LLC

                        PROXY AND CORPORATE ACTION VOTING

                             POLICIES AND PROCEDURES

I.  POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

- Manages a pension plan of a company whose management is soliciting proxies;

- Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

- Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than [$500].

4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  OPPOSE

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members' terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding "fair price" provisions;

f. Proposals regarding "poison pill" provisions; and

g. Permitting "green mail".

2. Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B. APPROVE

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3. Date and place of annual meeting.

4. Limitation on charitable contributions or fees paid to lawyers.

5. Ratification of directors' actions on routine matters since previous annual meeting.

6. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7. Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8. Eliminate preemptive rights Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

9. Employee Stock Purchase Plan

10. Establish 401(k) Plan

C. CASE-BY-CASE

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1. Director compensation.

2. Eliminate director mandatory retirement policy.

3. Rotate annual meeting location/date.

4. Option and stock grants to management and directors.

5. Proposals to reincorporate into another state.